                                                                Exhibit 3.1

ROSS MILLER

Secretary of State                                        Document Number

206 North Carson Street                                   20140698526-33

Carson City, Nevada 89701-4520                            Filing Date and Time

(775) 684-5708                                            10/02/2014 6:39 AM

Website: www.nvsos.gov                                    Entity Number

                                                          E0504562014-5

                                                          Filed in the office of

    ARTICLES OF INCORPORATION                             /s/ Ross Miller

      (PURSUANT TO NRS 78)                                Ross Miller

                                                          Secretary of State

                                                          State of Nevada

                                            ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of

   Corporation:               SAVDEN GROUP CORP.

2. Registered Agent           [X] Commercial Registered Agent    NORTHWEST REGISTERED AGENT, LLC.

   for Service of                                                Name

   Process                    [ ] Noncommercial Registered Agent      OR   [ ] Office or Position with Entity

   (check only one box)           (name and address below)                     (name and address below)

                                  Address                             City                             Zip Code

                                                                                      Nevada

                                  Mailing Address                     City                             Zip Code

                                 (if different from street address)

3. Shares:

   (number of shares          Number of shares                                        Number of shares

   corporation                with par value: 75000000        Par value: $0.0010      without par value: 0

   authorized

   to issue)

4. Names & Addresses,         1. DENIS SAVINSKII

   of Board of                   Name

   Directors/Trustees:           401 RYLAND ST STE 200-A               RENO           NV         89502

   (attach additional page       Street Address                      City              State        Zip Code

   if there is more than 3

   directors/trustees         2.

                                 Name

                                 Street Address                      City              State        Zip Code

5. Purpose: (optional-        The purpose of this Corporation shall be:

   see instructions)          ANY LEGAL PURPOSE

6. Names, Address             NORTHWEST REGISTERED AGENT, LLC. /s/ NORTHWEST REGISTERED AGENT, LLC.

   and Signature of           Name                                                     Signature

   Incorporator.

   (attach additional page    401 RYLAND ST STE 200-A                  RENO           NV         89502

   if there is more than 1    Address                               City            State         Zip Code

   incorporator).

7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.

   Acceptance of

   Appointment of             /s/ NORTHWEST REGISTERED AGENT, LLC.

                                        10/2/2014

   Resident Agent:            Authorized Signature of R. A. or On Behalf of R. A. Company

This form must be accompanied by appropriate fees.

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that

SAVDEN GROUP CORP.,  did on October 2, 2014, file in this office the original Articles of

Incorporation; that said Articles of Incorporation are now on file and of record in the office of the

Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my

hand and affixed the Great Seal of State, at my

office on October 2, 2014.

ROSS MILLER

Secretary of State

  Certified By:  Electronic Filing

  Certificate Number: C20141002-0043

  You may verify this certificate

  online at http://www.nvsos.gov/